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                                                                EXHIBIT 10.2 (c)


                           FIRST AMENDMENT TO GUARANTY


         THIS FIRST AMENDMENT TO GUARANTY (this "First Amendment") is entered into effective as of January 31, 2002 by and between ATMOS ENERGY MARKETING, LLC, a Delaware limited liability company ("Guarantor") and FORTIS CAPITAL CORP., a Connecticut corporation ("Agent"), as agent for the ratable benefit of the Banks (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Credit Agreement (as amended from time to time, the "Credit Agreement"), dated as of December 1, 2001, between WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), Agent (Agent, in its capacity as a Bank, along with any other bank which has or may become a Bank pursuant to the terms of the Credit Agreement referred to collectively as the "Banks"), the Banks agreed, upon the conditions and in accordance with the provisions thereof, to extend to the Borrower an uncommitted discretionary and demand line of credit facility;

         WHEREAS, in connection with the execution of the Credit Agreement, Guarantor executed and delivered to and in favor of Agent, for the ratable benefit of the Banks, a Guaranty guaranteeing the prompt payment to Banks, their affiliates, successors and assigns, of all Obligations; and

         WHEREAS, the parties hereto desire to enter into this First Amendment to amend the Guaranty as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Agent and Guarantor agree as follows:

         1. Paragraph 8(b), which states "as soon as available, but not later than 45 days after the end of each month, the Guarantor prepared financial statements for the Guarantor in form acceptable to Banks," is deleted in its entirety.

         2. Renewal; Continued Effect. Except as set forth above, the Guaranty shall continue in full force and effect in accordance with its terms.

         3. Representations. To induce Agent to enter into this First Amendment, Guarantor ratifies and confirms each representation and warranty set forth in the Guaranty (as amended hereby) as if such representations and warranties were made on even date herewith, and Guarantor is fully authorized to enter into this First Amendment.

         4. Conditions Precedent. As a condition to Agent entering into this First Amendment, Agent must have received executed originals of each of the following documents and instruments, in form and substance satisfactory to
Agent:



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         (a) this First Amendment, duly executed by Guarantor; and

         (d) such other documents or certificates as Agent may reasonably request.

     5.  Miscellaneous.

         (a) Severability. In case any of the provisions of this First Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         (b) Capitalized Terms. Except as otherwise defined herein, capitalized terms shall have the meanings specified in the Guaranty.

         (c) Execution in Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this First Amendment by signing one or more counterparts.

         (d) Governing Law. This First Amendment shall be construed in accordance with and governed by the laws of the State of New York (without reference to principles of conflicts of laws), provided, however, that Agent shall retain all rights under federal law.

         (e) Rights of Third Parties. Except as set forth herein, all provisions herein are imposed solely and exclusively for the benefit of Guarantor and Agent, for the ratable benefit of the Banks, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this agreement or any of the other Loan Documents.

         (f) COMPLETE AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


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                             EXECUTION PAGES FOLLOW]



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         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by the proper and duly authorized officers as of the day and year first above written.

                           ATMOS ENERGY MARKETING, LLC
                           a Delaware limited liability company
                           as Guarantor


                           By:  /s/ RONALD W. BAHR
                              ---------------------------------
                           Name:  Ronald W. Bahr
                           Title: Senior Vice President

                           FORTIS CAPITAL CORP.,
                           a Connecticut corporation,
                           as Agent


                           By: /s/ CHRISTINA E. ROBERTS
                              ---------------------------------
                           Name:  Christina E. Roberts
                           Title: Managing Director


                           By: /s/ CHRISTINA M. REYNOLDS
                              ---------------------------------
                           Name:  Christina M. Reynolds
                           Title: Senior Vice President


                           100 Crescent Court
                           Suite 1777
                           Dallas, Texas  75201
                           Attention:  Marla Jennings
                           Telephone:  (214) 953-9314
                           Facsimile:  (214) 969-9332



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